UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

MID-AM SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50001 (Commission File No.)	52-2175894 (IRS Employer Identification No.)
Room 2101, Hong Kong Trade Center 161 Des Voeux Road Central Hong Kong (Address of principal executive offices)

852 2736 2111

(Registrant’s telephone number)

P.O. Box 110310

Naples, Florida 34103

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2004, we entered into an Agreement for Share Exchange with Connelly Investments Limited, a British Virgin Islands corporation (“Connelly”) and the shareholders of Connelly, pursuant to which we agreed to issue a total of 8,870,040 shares of our common stock in exchange for 1,000 shares of Connelly, representing 100% of the issued and outstanding common stock of Connelly.  There is no material relationship between the Company or its affiliates and any of the other parties other than in respect of the Agreement for Share Exchange.   A copy of the Agreement for Share Exchange is attached to this report as an Exhibit.

Closing under the Agreement for Share Exchange will result in a change of control of the Company.  The Company currently has a total of 2,217,510 shares issued and outstanding.  As indicated above, the Company will be required to issue a total of 8,870,040 shares to complete the share exchange transaction.  In conjunction with closing under the Agreement for Share Exchange, the Company is also obligated to issue a total of 800,000 shares to certain consultants as compensation for their services.

Therefore, following closing under the Agreement for Share Exchange, the Company will have a total of 11,887,550 shares issued and outstanding, of which only 2,217,510 shares, or approximately 18.65%, will be owned by the current shareholders of the Company.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2004, we completed a share exchange transaction with Connelly Investments Limited, a British Virgin Islands corporation (“Connelly”), and the individual shareholders of Connelly, pursuant to which we acquired 1,000 shares of Connelly, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 8,870,040 shares of our common stock.  As a result of completion of the share exchange transaction Connelly became our wholly owned subsidiary.

Connelly is primarily engaged in the business of research and development, production and sale of digital anti-counterfeit systems under the brand name “Mellow.”  Connelly conducts all of its operations through its wholly owned subsidiary, Mellow Anti-Counterfeit Net System (Shenzhen) Company Limited, which is incorporated in the PRC.

Prior to completion of the share exchange transaction, the Company had limited assets and no business operations.  It was a blind pool or blank check company engaged in the business of seeking a business opportunity for acquisition.  The board of directors determined that completion of the share exchange transaction with Connelly would satisfy the Company’s business objectives.  The number of shares to be issued in the share exchange transaction was not determined through arms length negotiation. It was determined by our board of directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by Connelly through its subsidiary Mellow Anti-Counterfeit Net System (Shenzhen) Company Limited.

Prior to completion of the share exchange transaction, we had 2,217,510 shares of common stock issued and outstanding.  Following completion of the share exchange and other related transactions, we had 11,887,550 shares issued and outstanding, of which 8,870,040, or approximately 74.62%, are owned by persons who were previously shareholders of Connelly.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 31, 2004, the Company issued 8,870,040 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933.  The shares were issued to the shareholders of Connelly Investments Limited, a British Virgin Islands corporation (“Connelly”), in exchange for 1,000 shares of Connelly, representing 100% of the issued and outstanding stock of Connelly.  The shares were issued in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On December 31, 2004, there was a change of control of the Company as a result of closing under an Agreement for Share Exchange with Connelly Investments Limited, a British Virgin Islands corporation (“Connelly”) and the shareholders of Connelly.

Prior to completion of the share exchange transaction, we had 2,217,510 shares of common stock issued and outstanding.  Following completion of the share exchange and other related transactions, we had 11,887,550 shares issued and outstanding, of which 8,870,040, or approximately 74.62%, are owned by persons who were previously shareholders of Connelly. The persons who were previously shareholders of Connelly are Mr. Song Bohai, Mr. Wang Jingsong, Mr. Hu Weiming and Fairwood Capital, Inc.  Information regarding the share ownership of such persons following completion of the share exchange transaction is set forth below under the caption “Principal Share Ownership.”

Under the terms of the Agreement for Share Exchange, the current officers and directors of the Company were required to resign on the closing date and appoint successors designated by Connelly.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 31, 2004, the existing directors of the Company appointed two new directors to serve as members of the board of directors.  Following the appointment of new directors, the existing officers and directors submitted their resignations. The two new directors appointed on that date were Mr. Song Bohai and Mr. Wang Jingsong.  On the same date, the newly constituted board of directors appointed new officers.

The following table sets forth the names and ages of the current officers and directors of the Company.  The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

The directors and executive officers currently serving the Company are as follows:

NAME	AGE	POSITION
Mr. Song Bohai	42	Director, President and CEO
Mr. Wang Jingsong	39	Director
Ms. Zhou Xiaoling	42	CFO and Secretary

The directors named above will serve until the first annual meeting of the Company’s stockholders following completion of the share exchange transaction, or until their successors have been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.  There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s board.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company’s affairs.

Biographical Information

Mr Song Bohai.  Mr. Song is the founder and general manager of Mellow Anti-Counterfeit Net System (Shenzhen) Company Limited and is the President, CEO and a Director of the Company.  Mr Song has extensive experience in aeroplane construction and electrical and electronic industries.  From August 1982 to May 1985, he worked as a supervisor in Chengdu Aeroplane Industrial Company Limited and then as an engineer in the same company till December 1989. From December 1989 to December 1991 he worked as assistant to the general manager in Shenzhen Chengfei Infrastructure Company, and from December 1991 to November 1993, as head of the management department in Xinde City Yuhua Electronic Technology Company Limited. From November 1993 to April 1994, he worked as a project manager in Futian Industry Research and Development Centre in Shenzhen, and then as general manager in Bao An Shenshui Electrical Appliance Company Limited from April 1994 to April 1996.  He graduated from Xibei Industrial University in July 1982 with a bachelor’s degree in Aeroplane Construction Engineering.

Ms. Zhou Xiaoling.  Ms. Zhou is the CFO of the Company.  From September 1982 to April 1985, she worked as an accountant in Wuhan Jiangan Maternity and Child Health Care Institute, from April 1985 to March 1995, she worked as an accountant and then as a finance manager in Wubei Macheng Urban Construction Comprehensive Development Corporation.  From April 1995 to March 1999, she was the accountant of Haian Shipping Engineering Company Limited in Shenzhen, PRC., and from March 1999 up to now, she was the supervisor of the accounting and finance department and then as finance director of Mellow Anti-Counterfeit Net System (Shenzhen) Company Limited. She graduated from the University of Wuhan with a bachelor’s degree in Trade Finance in July 1982.

Mr Wang Jingsong.  Mr. Wang is a Director of the Company. From June 1988 to March 1998, he worked as a lecturer in the Management School of Hua Zhong University, and from March 1998 to March 1999, he was vice general manager of Shenzhen Mellow Infrastructure Company Limited. From March 1999 up to now, he is the vice general manager of Mellow Anti-Counterfeit Net System (Shenzhen) Company Limited. He graduated from Hua Zhong Polytechnic University with a bachelor’s degree in Automation in June 1985, and did doctoral postgraduate studies during the period from September 1985 to June 1998 at the Management School of Hua Zhong University.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of December 31, 2004, (immediately following the Exchange), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Song Bohai (1) Room 2101, Hong Kong Trade Center 161 Des Voeux Road Central Hong Kong	6,475,129	54.47%
Wang Jingsong (1) Room 2101, Hong Kong Trade Center 161 Des Voeux Road Central Hong Kong	443,502	3.73%
Hu Weiming (1) Room 2101, Hong Kong Trade Center 161 Des Voeux Road Central Hong Kong	887,004	7.46%
Fairwood Capital, Inc. Suites 403-404, 4/Fl., Prince’s Building 10 Charter Road Central, Hong Kong	1,064,405	8.95%
All Officers and Directors as a Group (3 in number)	7,805,635	65.66%

(1) The person named is an officer, director, or both.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired

The audited financial statements of Connelly Investments Limited as of and for the years ended December 31, 2003 and 2002 which are required to be filed as part of this Current Report on Form 8-K are attached.

The unaudited financial statements of Connelly Investments Limited as of and for the nine months ended September 30, 2004 which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K.

(b)

Pro forma financial information.

The unaudited Pro Forma Consolidated Financial Statements of Mid-Am Systems, Inc. and Connelly Investments Limited as of December 31, 2003 and as of September 30, 2004, which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial information shall be filed by amendment to this report on Form 8-K.

(c)

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1

Agreement for Share Exchange dated December 31, 2004, by and among Mid-Am Systems, Inc., a Delaware corporation, Connelly Investments Limited, a British Virgin Islands corporation, and the shareholders of Connelly Investments Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AM SYSTEMS, INC.

By: /s/ Song Bohai

Date: February 24, 2005